UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           November 21, 2006
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                             USAA Auto Owner Trust 2006-4
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              (Exact name of Issuing Entity as specified in its charter)

                                 USAA Acceptance, LLC
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                 (Exact name of Depositor as specified in its charter)

                               USAA Federal Savings Bank
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                  (Exact name of Sponsor as specified in its charter)

         State of Delaware                333-131356-03              applied for
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(State or other jurisdiction of          (Commission              (IRS Employer
      incorporation)                 File Number)           Identification No.)

    c/o Wells Fargo Delaware Trust Company, as Owner Trustee              19801
                 919 North Market Street, Suite 700
                        Wilmington, Delaware
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          (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code             (302) 575-2004
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        (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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      Section 8.  Other Events.

      Item 8.01.  Other Events.

      On November 21, 2006 USAA Acceptance, LLC (the "Depositor"), as depositor, USAA Federal Savings Bank (the "USAA"), as seller and servicer, and Barclays Capital Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein, entered into an underwriting agreement dated November 14, 2006 (the "Underwriting Agreement). The Underwriting Agreement is attached hereto as Exhibit 1.1.

      On November 21, 2006, USAA Auto Owner Trust 2006-4 (the "Issuer"), as issuer, and The Bank of New York ("BNY"), as indenture trustee, entered into an indenture dated as of November 21, 2006 (the "Indenture"). On November 21, 2006, the Depositor, as depositor, and Wells Fargo Delaware Trust Company, as owner trustee, entered into an amended and restated trust agreement dated as of November 21, 2006 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 99.1.

      On November 21, 2006, USAA, as seller and servicer, the Depositor, as depositor, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of November 1, 2006 (the "Sale and Servicing Agreement"). On November 21, 2006, USAA, as seller, and the Depositor, as depositor, entered into a receivables purchase agreement dated as of November 1, 2006 (the "Receivables Purchase Agreement"). On November 21, 2006, the Issuer, USAA, as administrator, and BNY, as indenture trustee, entered into an administration agreement (the "Administration Agreement") dated as of November 21, 2006. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1 and the Administration Agreement and the Receivables Purchase Agreement are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

      Section 9.  Financial Statements and Exhibits.

      Item 9.01.  Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

            1.1 Underwriting Agreement dated November 14, 2006.

            4.1   Indenture dated as of November 21, 2006.

            10.1  Sale and Servicing Agreement dated as of November 1, 2006.

            99.1 Amended and Restated Trust Agreement dated as of November 21, 2006.

            99.2  Administration Agreement dated as of November 21, 2006.

            99.3  Receivables Purchase Agreement dated as of November 1, 2006.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    USAA FEDERAL SAVINGS BANK, as
                                    Servicer for USAA Auto Owner Trust 2006-4



                                    By:    /s/ Michael Broker
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                                          Michael Broker
                                          Vice President and Banking Counsel


Date:  November 21, 2006



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                                 EXHIBIT INDEX

Exhibit
No.               Description of Exhibit

1.1               Underwriting Agreement dated November 14, 2006.

4.1               Indenture dated as of November 21, 2006.

10.1              Sale and Servicing Agreement dated as of November 1, 2006.

99.1              Amended and Restated Trust Agreement dated as of November
                  21, 2006.

99.2              Administration Agreement dated as of November 21, 2006.

99.3              Receivables Purchase Agreement dated as of November 1, 2006.